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                                                                   EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Staff Leasing, Inc. on Form S-8 of our report dated February 20, 1998, appearing in the Annual Report on Form 10-K of Staff Leasing, Inc. for the year ended December 31, 1997.


DELOITTE & TOUCHE

Stamford, Connecticut
December 15, 1998